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     As filed with the Securities and Exchange Commission on May 14, 2002

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: May 14, 2002
                (Date of earliest event reported: May 13, 2002)


                             Pacific Capital Bancorp
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     0-11113                  95-3673456
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                  1021 Anacapa St.
                  Santa Barbara, CA                        93101
     ----------------------------------------           -----------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (805) 564-6298
                                                       --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 13, 2002, Pacific Capital Bancorp ("Company") engaged
PricewaterhouseCoopers LLP as the Company's independent public accountants for the year 2002. The decision to engage PricewaterhouseCoopers was based on the recommendation of the Audit Committee of the Company's Board of Directors.

During the years ended December 31, 2001 and 2000, and the interim period between December 31, 2001 and April 30, 2002, the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         None

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Pacific Capital Bancorp


Date: May 14, 2002                   By:  /s/ Donald Lafler
                                             ----------------------------------
                                        Name: Donald Lafler
                                              Executive Vice President &
                                              Chief Financial Officer